SEMIANNUAL REPORT
                                 MARCH 31, 1999

                                   Fiduciary
                                 Capital Growth
                                   Fund, Inc.

                                   A NO-LOAD
                                  MUTUAL FUND

                                   Fiduciary
                                 Capital Growth
                                   Fund, Inc.

                                                                  April 26, 1999

Dear Fellow Shareholder:

  The underlying fundamental earnings of your portfolio companies improved in the first quarter of 1999, and are expected to be up approximately 10%. As you may recall from our year-end 1998 letter, the earnings growth of your companies slowed last year from approximately 14% to 8%, with the fourth quarter beginning to rebound. The acceleration in earnings growth in your portfolio companies in the fourth quarter, and into the first quarter of 1999, is due to both internal business improvement as well as the addition of some more rapidly growing firms, which will be discussed below.

  Contrast this performance with the March 31, 1999 Commerce Department report showing that overall corporate earnings fell 2.2% in 1998. S&P 500 earnings, according to a recent Merrill Lynch study, were down 1.7% in 1998, and are expected to be up modestly in the first quarter.

  The significant declines in most stocks in the first quarter of 1999 has enabled us to add more rapidly growing franchises at truly bargain prices.
Added late last year, Allegiance Telecom became our biggest winner in the first quarter, up over 100%. The uneven market also allowed us to increase the size of some existing holdings that have particularly bright futures. For example, early in the quarter, we visited Consolidated Stores at their headquarters in Columbus, Ohio, and, impressed with the progress the Company was making, we added to the stock. It was gratifying to see the stock up nearly 90% in the last six weeks of the quarter! Another big rebounder was First Data, up 34% in the quarter and 100% from the bottom; a good example of what should happen when one sticks with excellent businesses through tough times.

  Unfortunately, the pattern of outperformance by the megacap and internet stocks continued in the first quarter. While it is painful to watch already overvalued stocks go higher and already undervalued stocks go lower, we are comforted by the historical precedence that these conditions do not last. While your portfolio was down modestly in the first quarter, it was in line, or slightly ahead of, the small- to mid-cap benchmarks. More importantly, it has never been more attractively valued relative to the S&P 500. Most market historians agree that the spread between the largest cap stocks and the rest of the universe has never been wider. Currently, your portfolio, with historical and prospective earnings growth greater than the S&P, sells at approximately a 50% discount. History and common sense tells us that dramatic relative performance is on the horizon.

  Below are some new names recently added to your portfolio.

  NATIONAL DATA CORP. -- National Data (NDC) is a leading provider of information and transactional services to the health care and payment systems markets. Approximately 60% of the sales are in health care, where NDC is the number one processor of pharmacy claims and drug interaction information. NDC also provides transaction processing for dental, medical office, hospital, and HMO customers, adjudicating over one billion transactions annually. In the payment systems area, NDC provides credit card transaction authorization and data capture for a variety of vertical markets, where they have a strong competitive position. We have particularly good insight into this business, due to our involvement with First Data. NDC has a niche focus in this business and has recently been able to grow at twice the rate of the industry. National Data recently reported its 17th straight quarter of operating income growth above 20%. This consistent level of strong growth is due to the leveraging of NDC's value-added network and tactical acquisitions. Recurring revenue and strong margins characterize both the health care and payment systems business. The health care segment should provide a majority of the growth going forward, as the Company leverages its data network in order to sell higher value-added services to health care providers and payors. A large-cap stock with this kind of consistent growth might sell at 30-40 times earnings in today's environment. NDC, with a not insignificant market cap of $1.3 billion, trades for less than 20 times earnings, and with its significant non-cash expenses, is even more attractive on a cash earnings basis.

  NFO WORLDWIDE, INC. -- NFO ranks among the world's top ten market research firms and is the largest custom market research company in America. At the core of NFO's research is the world's largest proprietary pre-recruited household panel, which provides cost-effective data and valuable consumer preference information for such industries as consumer-packaged goods, pharmaceuticals, telecommunications, high-tech and financial services. NFO sells a large amount of relatively small preference information, less than $1 million per project, to many of the Fortune 1000 corporations, which we believe makes the business more predictable and less reliant on large, one-time projects. Large corporations are looking to outsource this more and more as specialized firms can provide cost effective and timely insights to product development. Over the past three years, revenues have grown 33% annually, including acquisitions, and net income has increased 16%. Internal revenue growth has been 10-15%, which is greater than the overall industry, estimated to be 7%. We project similar internal revenue growth going forward, and earnings per share growth of 15-20%. As NFO integrates recent acquisitions and uses its strong free cash flow to pay down debt, pre-tax margins should move to 10% from the current 7%. NFO currently trades at a price/earnings ratio of 12, which is less than half the market multiple, yet clearly has superior growth prospects.

  SUPERIOR SERVICES INC. -- Milwaukee-based Superior Services is a $400 million acquisition-oriented, fully integrated solid waste services company providing waste collection, transfer, recycling and disposal services. The Company serves approximately 500,000 residential, commercial and industrial customers in ten states with a geographic concentration in the Midwest, Southeast, and Ohio River Valley. Intriguing aspects to our investment in Superior are compelling valuation, good acquisition strategy, and improving pricing. Over the past five years, Superior has increased revenues 33% and earnings per share 16% compounded. Over the next 2-3 years, we estimate that Superior, with its recent acquisitions and pipeline of potential acquisitions within its existing or contiguous markets, can increase revenues and earnings per share at the 20% level. Private companies and municipalities control over 50% of the $36 billion solid waste industry; thus, there is a large opportunity for both acquisition and internal growth. Superior's strategy of fully integrating its solid waste service results in maximizing efficiency and industry-leading profitability. Pricing within the waste industry is improving due to the consolidation of the larger participants (Allied Waste/Browning Ferris and Waste Management/USA Waste Services). At the same time, smaller, private companies are finding it difficult to compete, due to stricter landfill standards and increased capital requirements. In the fourth quarter, Superior experienced 7% internal growth, its best in over two years. Superior trades at a valuation of less than 16 times earnings and just 5.6 times earnings before interest, depreciation, and amortization (EBITDA).

  MODIS PROFESSIONAL SERVICES, INC. -- Established in 1992, Modis is one of the nation's largest providers of professional staffing and information technology services, with over $1.2 billion in revenue and operating income of $170 million. Since its inception, Modis has consistently shifted its revenue mix via acquisition, emphasizing information technology (70% of sales) and professional services such as legal, accounting, engineering and scientific (30% of sales). In 1998, Modis also sold Strategix, its general staffing business, at a terrific price. This allowed the Company to eliminate all its debt and repurchase over 15% of their shares outstanding. Modis has a strong track record of growth; internal sales and earnings growth has been 15-25% over the past five years, and over 40% compounded, if acquisitions are included. In the second half of 1998, management pulled away from the acquisition market and began unifying its existing operations. Concurrently, the market for information technology staffing began to slow and several companies reported disappointing results. The stocks for all the companies in this industry fell sharply, and by December we believed Modis was attractively valued, particularly in view of a positive long-term outlook. Although the stock has continued to fall out of favor, as investors remain concerned about information technology staffing in front of the year 2000 problem, the valuation of the shares is compelling. The stock is trading at approximately 8 times earnings and less than 5 times EBITDA. While we cannot rule out a major slowdown in their business, right now it appears to be growing 13-15% and will likely accelerate as 2000 unfolds.

  ROMAC INTERNATIONAL, INC. -- Romac is a specialty staffing company focused on information technology, finance and accounting and human resources. It has 80 offices in 44 markets and generates over $680 million in revenues and $60 million in operating income. The core operating companies go back to 1966, and the Company has an outstanding track record and reputation in the industry. Internal growth over the past five years has exceeded 25%, and acquisitions have boosted the growth to over 50%. Currently 65% of the sales come from information technology staffing, and 27% from finance and accounting. Like Modis, Romac has slowed somewhat in the information technology segment, but still reports a 15% trend line growth rate. Again, worries about the year 2000, and a slowdown in software sales, have had a disproportionate effect on the stock. We think that growth will accelerate as the millennium unfolds. Romac trades at 9 times earnings and slightly less than 5 times EBITDA. The Company has $76 million in cash, no debt and recently authorized a $50 million repurchase program (12% of the shares outstanding at current prices). Looking out over a three year period, we expect earnings to advance at least 15% per annum, compared to the market's 5-10%. Yet this stock trades at one-third the market multiple.

  Thank you for your continued confidence in Fiduciary Capital Growth Fund, Inc.

Sincerely,

/s/Ted D. Kellner        /s/Donald S. Wilson        /s/Patrick J. English

Ted D. Kellner, C.F.A    Donald S. Wilson, C.F.A    Patrick J. English, C.F.A.

             225 E. Mason St. o Milwaukee, WI  53202 o 414-226-4555

Fiduciary Capital Growth Fund, Inc.
STATEMENT OF NET ASSETS
March 31, 1999 (Unaudited)

   SHARES                                                            QUOTED
OR PRINCIPAL                                                         MARKET
   AMOUNT                                              COST          VALUE
------------                                          ------         ------

LONG-TERM INVESTMENTS -- 95.6% (A)<F2>
COMMON STOCKS -- 93.0% (A)<F2>

         BANKS/SAVINGS & LOANS -- 1.1%
 13,000  Associated Banc-Corp.                    $   390,000    $   415,194

         CHEMICAL/SPECIALTY MATERIALS -- 11.7%
 44,000  Cambrex Corp.                              1,055,624        973,500
 31,000  Great Lakes Chemical Gorp.                 1,461,269      1,139,250
 17,000  Minerals Technologies Inc.                   586,711        816,000
 23,000  OM Group, Inc.                               605,360        759,000
 25,000  Sigma-Aldrich Corp.                          873,828        731,250
                                                  -----------    -----------
                                                    4,582,792      4,419,000

         DISTRIBUTION -- 7.2%
 53,000  Arrow Electronics, Inc.*<F1>                 868,678        795,000
 17,500  Black Box Corp.*<F1>                         407,375        542,500
125,000  Pioneer-Standard
           Electronics, Inc.                        1,587,114        820,375
 25,000  VWR Scientific
           Products Corp.*<F1>                        416,625        562,500
                                                  -----------    -----------
                                                    3,279,792      2,720,375

         ELECTRONICS -- 1.3%
 43,500  Methode Electronics, Inc.                    640,875        483,937

         ENERGY/ENERGY SERVICES -- 6.0%
 19,000  Burlington Resources Inc.                    685,520        758,822
 35,500  Noble Affiliates, Inc.                     1,445,021      1,029,500
 36,100  Pogo Producing Co.                         1,093,727        469,300
                                                  -----------    -----------
                                                    3,224,268      2,257,622

         HEALTH INDUSTRIES -- 8.3%
 50,000  Dentsply International Inc.                  837,500      1,162,500
 27,000  Haemonetics Corp.*<F1>                       440,370        423,576
 10,000  National Data Corp.                          377,850        420,000
 46,000  Sybron International Corp.*<F1>              279,923      1,150,000
                                                  -----------    -----------
                                                    1,935,643      3,156,076
         INDUSTRIAL SERVICES -- 2.0%
 37,600  Superior Services Inc.*<F1>                  731,289        744,969

         INSURANCE -- 4.3%
 25,100  Delphi Financial
           Group, Inc.*<F1>                       $   845,368    $   850,263
 42,000  Old Republic
           International Corp.                        442,861        766,500
                                                  -----------    -----------
                                                    1,288,229      1,616,763

         LEISURE/RESTAURANTS -- 0.8%
 20,000  International
           Game Technology                            385,594        291,260

         MEDIA/COMMUNICATION -- 1.1%
  7,500  Telephone & Data
           Systems, Inc.                              399,900        422,812

         MISCELLANEOUS - BUSINESS SERVICES -- 8.3%
 20,000  AAR Corp.                                    311,400        356,260
  2,600  Grey Advertising Inc.                        606,700        902,200
 63,000  Modis Professional
           Services, Inc.*<F1>                        720,769        570,969
 20,000  Morrison Health Care, Inc.                   380,103        357,500
 40,000  NFO Worldwide, Inc.*<F1>                     356,460        400,000
 68,100  Romac International, Inc.*<F1>               860,882        578,850
                                                  -----------    -----------
                                                    3,236,314      3,165,779

         MISCELLANEOUS - FINANCE -- 1.0%
  7,500  Financial Security Assurance
           Holdings Ltd.                              375,690        372,188

         MISCELLANEOUS - TECHNOLOGY MANUFACTURING -- 5.9%
 28,600  Bell & Howell Co.*<F1>                       823,913        838,352
 86,200  Paxar Corp.*<F1>                           1,088,678        641,155
 33,000  Raychem Corp.                                664,591        744,579
                                                  -----------    -----------
                                                    2,577,182      2,224,086

         PAPER/PACKAGING -- 5.8%
  6,400  AptarGroup, Inc.                             153,984        166,400
 18,000  Liqui-Box Corp.                              366,000        873,000
 83,500  Wausau-Mosinee
           Paper Corp.                              1,640,106      1,169,000
                                                  -----------    -----------
                                                    2,160,090      2,208,400

         PRINTING/PUBLISHING/FORMS -- 5.8%
 72,000  PRIMEDIA Inc.*<F1>                       $   932,350    $ 1,008,000
 42,000  Thomas Nelson, Inc.                          537,411        420,000
 39,000  Wallace Computer
           Services, Inc.                             829,316        772,707
                                                  -----------    -----------
                                                    2,299,077      2,200,707

         PRODUCER MANUFACTURING -- 1.7%
 36,000  Regal-Beloit Corp.                           274,810        650,268

         REAL ESTATE-- 1.0%
 27,700  Security Capital
           Group Inc. Cl B*<F1>                       444,862        370,488

         RETAIL TRADE -- 14.5%
 41,000  Autozone, Inc.*<F1>                          964,140      1,245,375
 83,000  Casey's General Stores, Inc.                 470,625      1,224,250
 75,000  Consolidated Stores Corp.*<F1>             1,853,611      2,273,475
 76,700  Stein Mart, Inc.*<F1>                        913,916        767,000
                                                  -----------    -----------
                                                    4,202,292      5,510,100

         SOFTWARE/SERVICE -- 5.2%
 23,000  First Data Corp.                             604,187        983,250
 53,000  Reynolds & Reynolds Co.                      941,912      1,007,000
                                                  -----------    -----------
                                                    1,546,099      1,990,250
                                                  -----------    -----------
            Total common stocks                    33,974,798     35,220,274

REITS -- 2.6% (A)<F2>
 48,900  Prologis Trust                             1,081,121      1,002,450
                                                  -----------    -----------
           Total long-term
             investments                           35,055,919     36,222,724

SHORT-TERM INVESTMENTS -- 5.2% (A)<F2>
           VARIABLE RATE DEMAND NOTES
$1,800,000  Firstar Bank U.S.A., N.A.               1,800,000      1,800,000
   168,838  Warner-Lambert Co.                        168,838        168,838
                                                  -----------    -----------
              Total short-term
                investments                         1,968,838      1,968,838
                                                  -----------    -----------
              Total investments                   $37,024,757     38,191,562
                                                  -----------
                                                  -----------
              Liabilities, less cash and
                receivables (0.8%) (A)<F2>                          (289,261)
                                                                 -----------
              NET ASSETS                                         $37,902,301
                                                                 -----------
                                                                 -----------
              Net Asset Value Per Share
                ($0.01 par value, 10,000,000
                shares authorized), offering
                and redemption price
                ($37,902,301 / 2,447,324
                shares outstanding)                                   $15.49
                                                                      ------
                                                                      ------

  *<F1>  Non-income producing security.
(a)<F2>  Percentages for the various classifications relate to net assets.

The accompanying notes to financial statements are an integral part of this statement.

Fiduciary Capital Growth Fund, Inc.
STATEMENT OF OPERATIONS
For the Period Ending March 31, 1999 (Unaudited)

INCOME:
   Dividends                                                     $  180,999
   Interest                                                          30,831
                                                                 ----------
       Total income                                                 211,830
                                                                 ----------
EXPENSES:
   Management fees                                                  188,060
   Administrative services                                           17,524
   Professional fees                                                 14,805
   Registration fees                                                 11,610
   Printing and postage expense                                      10,337
   Transfer agent fees                                                8,698
   Custodian fees                                                     4,825
   Board of Directors fees                                            1,800
   Other expenses                                                     2,525
                                                                 ----------
       Total expenses                                               260,184
                                                                 ----------
NET INVESTMENT LOSS                                                 (48,354)
                                                                 ----------
NET REALIZED GAIN ON INVESTMENTS                                    594,594
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS            3,525,338
                                                                 ----------
NET GAIN ON INVESTMENTS                                           4,119,932
                                                                 ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $4,071,578
                                                                 ----------
                                                                 ----------

STATEMENTS OF CHANGES IN NET ASSETS
For the Period Ending March 31, 1999 (Unaudited) and For the Year Ended September 30, 1998

                                                   1999            1998
                                               ------------    ------------

OPERATIONS:
  Net investment loss                          $    (48,354)  $    (30,600)
  Net realized gain on investments                  594,594     10,326,329
  Net increase (decrease) in unrealized
    appreciation on investments                   3,525,338    (18,869,020)
                                               ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations                  4,071,578     (8,573,291)
                                               ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income
    ($0.01248 per share)                                 --        (24,737)
  Distributions from net realized gains
    ($4.711032 and $3.85996 per share,
    respectively)                                (9,979,348)    (7,692,320)
                                               ------------   ------------
     Total distributions                         (9,979,348)    (7,717,057)*<F3>
                                               ------------   ------------

FUND SHARE ACTIVITIES:
  Proceeds from shares issued (61,873 and
    107,186 shares, respectively)                 1,006,705      2,444,856
  Net asset value of shares issued in
    distributions (597,484 and 332,984
    shares, respectively)                         8,836,791      7,128,996
  Cost of shares redeemed (323,247 and
    314,365 shares, respectively)                (5,080,040)    (6,914,398)
                                               ------------   ------------
     Net increase in net assets derived
       from Fund share activities                 4,763,456      2,659,454
                                               ------------   ------------
     TOTAL DECREASE                              (1,144,314)   (13,630,894)
NET ASSETS AT THE BEGINNING OF THE PERIOD        39,046,615     52,677,509
                                               ------------   ------------
NET ASSETS AT THE END OF THE PERIOD             $37,902,301    $39,046,615
                                               ------------   ------------
                                               ------------   ------------
*<F3> See Note 7.

  The accompanying notes to financial statements are an integral part of these statements.

Fiduciary Capital Growth Fund, Inc.
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each period)

                                          (UNAUDITED)
                                         FOR THE PERIOD
                                             ENDING
                                            MARCH 31,                           YEARS ENDED SEPTEMBER 30,
                                                     ------------------------------------------------------------------------------
                                              1999    1998    1997    1996    1995    1994    1993    1992    1991    1990    1989
                                             ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of period                        $18.49  $26.53  $21.76  $21.58  $19.52  $20.08  $18.65  $17.55  $14.16  $18.79  $15.19
Income from
  investment operations:
    Net investment (loss) income              (0.02)  (0.02)   0.03    0.13    0.11    0.06    0.07    0.10    0.19    0.23    0.14
    Net realized and unrealized
      gains (losses) on
      investments                              1.73   (4.15)   7.39    2.24    3.87    0.72    3.33    2.39    4.35   (4.66)   3.49
                                             ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Total from
  investment operations                        1.71   (4.17)   7.42    2.37    3.98    0.78    3.40    2.49    4.54   (4.43)   3.63
Less distributions:
  Dividends from net
    investment income                            --   (0.01)  (0.15)  (0.12)  (0.04)  (0.05)  (0.11)  (0.16)  (0.23)  (0.20)  (0.03)
  Distributions from net
    realized gains                            (4.71)  (3.86)  (2.50)  (2.07)  (1.88)  (1.29)  (1.86)  (1.23)  (0.92)     --      --
                                             ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Total from distributions                      (4.71)  (3.87)  (2.65)  (2.19)  (1.92)  (1.34)  (1.97)  (1.39)  (1.15)  (0.20)  (0.03)
                                             ------   ------ ------  ------  ------  ------  ------  ------  ------  ------  ------
Net asset value, end of period               $15.49  $18.49  $26.53  $21.76  $21.58  $19.52  $20.08  $18.65  $17.55  $14.16  $18.79
                                             ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
                                             ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
TOTAL INVESTMENT RETURN                       10.5%* (17.6%)  38.4%   12.7%   22.7%    4.1%   20.1%   15.3%   34.9%  (23.8%)  24.0%
                                                  <F4>
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
  period (in 000's $)                        37,902  39,047  52,678  45,835  42,197  38,871  47,420  38,476  30,684  19,460  40,387
Ratio of expenses to
  average net assets                           1.3%**  1.2%    1.2%    1.2%    1.2%    1.2%    1.2%    1.3%    1.5%    1.4%    1.3%
Ratio of net investment (loss)                    <F5>
  income to average net assets                (0.2%)**(0.1%)   0.1%    0.6%    0.5%    0.3%    0.4%    0.6%    1.2%    1.1%    0.8%
                                                   <F5>
Portfolio turnover rate                       24.0%   54.3%   60.7%   43.7%   28.6%   20.9%   32.5%   58.9%   62.7%   55.1%   42.2%

 *<F4>  Not Annualized.
**<F5> Annualized.

  The accompanying notes to financial statements are an integral part of this statement.

Fiduciary Capital Growth Fund, Inc.
NOTES TO FINANCIAL STATEMENTS
March 31, 1999 (Unaudited)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --
      The following is a summary of significant accounting policies of the Fiduciary Capital Growth Fund, Inc. (the "Fund"), which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940. The Fund was incorporated under the laws of Wisconsin on July 29, 1981. The investment objective of the Fund is to produce long-term capital appreciation principally through investing in common stocks.
    (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments (securities with maturities of 60 days or less) are valued at amortized cost which approximates quoted market value. For financial reporting purposes, investment transactions are recorded on trade date. Cost amounts as reported on the statement of net assets are the same for Federal income tax purposes.
    (b) Net realized gains and losses on common stock are computed on the identified cost basis.
    (c) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.
    (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.
    (e) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and the Fund does not anticipate nonperformance by these counterparties.
    (f) Generally accepted accounting principles require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.
    (g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --
      The Fund has a management agreement with Fiduciary Management, Inc. ("FMI"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay FMI a monthly management fee at the annual rate of 1% of the daily net assets up to and including $30,000,000 and 0.75% of the daily net assets of the Fund in excess of $30,000,000. The Fund has an administrative agreement with FMI to supervise all aspects of the Fund's operations except those performed by FMI pursuant to the management agreement. Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.1% of the daily net assets up to and including $30,000,000 and 0.05% of the daily net assets of the Fund in excess of $30,000,000.

(3) DISTRIBUTION TO SHAREHOLDERS --
      Net investment income and net realized gains, if any, are distributed to shareholders.

(4) INVESTMENT TRANSACTIONS --
      For the period ending March 31, 1999, purchases and proceeds of sales of investment securities (excluding short-term investments) were $9,362,716 and $15,236,626, respectively.

(5) ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --
      As of March 31, 1999, liabilities of the Fund included the following:
           Payable to brokers for investments purchased            $   261,489
           Payable to FMI for management and administrative fees        33,739
           Other liabilities                                            22,486

(6) SOURCES OF NET ASSETS --
      As of March 31, 1999, the sources of net assets were as follows:
           Fund shares issued and outstanding                      $36,189,261
           Net unrealized depreciation on investments                1,166,805
           Accumulated net realized gains on investments               546,235
                                                                   -----------
                                                                   $37,902,301
                                                                   -----------
                                                                   -----------
      Aggregate net unrealized appreciation as of March 31, 1999, consisted of the following:
           Aggregate gross unrealized appreciation                 $ 5,963,201
           Aggregate gross unrealized depreciation                  (4,796,396)
                                                                   -----------
               Net unrealized appreciation                         $ 1,166,805
                                                                   -----------
                                                                   -----------

(7) REQUIRED FEDERAL INCOME TAX DISCLOSURES (UNAUDITED) --
      In early 1998, shareholders received information regarding all distributions paid to them by the Fund during the fiscal year ended September 30, 1998. The fund hereby designates the following amounts as long-term capital gains distributions.
           Capital gains taxed at 20%                              $ 3,780,438
           Capital gains taxed at 28%                                2,483,552
                                                                   -----------
               Total long-term capital gains                       $ 6,263,990
                                                                   -----------
                                                                   -----------

The percentage of ordinary income which is eligible for the corporate dividend received deduction for the fiscal year ended September 30, 1998 was 22%.

                      FIDUCIARY CAPITAL GROWTH FUND, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                                 TED D. KELLNER
                                THOMAS W. MOUNT
                                DONALD S. WILSON

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                       FIRSTAR MUTUAL FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                                  800-811-5311
                                       or
                                  414-765-4124

                                   CUSTODIAN
                           FIRSTAR BANK MILWAUKEE, NA
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Fiduciary Capital Growth Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.